INVESTOR PRESENTATION

Symbol: SRCE

www.1stsource.com

FORWARD-LOOKING STATEMENT DISCLOSURE

Except for historical information, the matters discussed may include "forward-looking statements." Generally, words such as "believe," "possible," "expect," "intend," "estimate," "anticipate," "project," "will," "contemplate," "seek," "plan," "assume," "targeted," "continue," "remain," "should," "indicate," "would," "may" indicate forward-looking statements. Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. The audience is advised that various important factors could cause 1st Source's actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source's competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source's filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements.

MISSION AND VISION

Mission

To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term.

Vision

- Offer our clients the highest-quality service
- Support a proud family of colleagues who personify the 1st Source spirit of partnership
- Be the financial institution of choice in each market we serve
- Remain independent and nurture pride of ownership among all 1st Source colleagues
- Achieve long-term superior financial results

CORPORATE OVERVIEW

$5.0 billion Community Bank with International Reach

Community Banking:

- Personal and business banking, payment services, lending, mortgage, and leasing
- Investment management, trust and estate planning, and retirement planning services
- Business and consumer insurance sales

Specialty Finance:

- Auto rental and leasing, shuttle busses, and funeral cars
- Truck rental and leasing, and environmental equipment
- Construction machinery
- Personal and corporate aircraft

MARKET AREA



Lake Michigan
MICHIGAN
INDIANA
South Bend
Mishawaka
Valparaiso
Fort Wayne

Specialty Finance
Loans: $1.8 billion

Community Bank
Loans: $1.9 billion

June 30, 2015 YTD Averages

BUSINESS MIX (LOANS AND LEASES)







Personal Community Banking	31%	51%
Business Community Banking	69%	
Specialty Finance		49%

As of 6/30/15

COMMUNITY BANKING

- **81** Banking Centers
- **101** Twenty-four hour ATMs
- **8** 1st Source Insurance offices
- **8** Trust & Wealth Management locations with approximately $4.0 billion of assets under management

In person, online, over the phone or via mobile









COMMUNITY BANKING MARKET AREA


Higher Education


Steel Production


Regional Medical Hub


Medical Devices


Agriculture


Distribution Hub


Recreational Vehicle Manufacturing

17 – County Market

Market Households	788,652
Client Households	99,897
Penetration	12.7%
Businesses (approx)	74,600
Business Clients	14,545
Penetration	19.5%

As of December 31, 2014

SPECIALTY FINANCE GROUP SERVICES



Aircraft Financing — $725MM

Aircraft financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators



Auto and Light Truck Division — $414MM

Auto/light truck financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle busses, funeral cars, etc.



Construction Equipment Financing — $422MM

Construction equipment financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.)



Medium and Heavy Duty Truck Division — $245MM

The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills

As of 6/30/15

EXPERIENCED AND PROVEN TEAM

Executive Team

- 7 executives with an average 37 years each of banking experience and 24 years with 1st Source

Business Banking Officers

- 39 business banking officers with an average 23 years each of lending experience and 12 years with 1st Source

Specialty Finance Group Officers

- 26 specialty finance group officers with an average 28 years each of lending experience and 12 years with 1st Source

PERFORMANCE - CLIENT

- #1 deposit share in our 15 contiguous county market
- #1 SBA Lender in every county where located
- #2 SBA Lender in State of Indiana
- SBA Great Lakes Community Lender of the Year – 2014
- Indiana SBA Community Lender Award – 2014
- Best Bank for Business – Northwest Indiana Business Quarterly
- Best Bank for Obtaining a Business Loan – Northwest Indiana Business Quarterly
- Best Bank of Marshall County – Readers of Plymouth Pilot
- A Favorite Bank– Readers of the Elkhart Truth
- Highest Customer Advocacy Score among banks in Midwest – APECS, 2014 & 2015

FINANCIAL RESULTS

NET INCOME & EARNINGS PER SHARE*



($MM)
RECORD NET INCOME
$70
$60
$50
$40
$30
$20
$10
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
41.24
48.20
49.63
54.96
58.07
28.13
29.14
1.10
1.78
1.83
2.03
2.17
1.04
1.10
2010
2011
2012
2013
2014
2014 YTD
2015 YTD
Net Income
EPCS (Diluted)

* Note: EPCS adjusted for 10% stock dividend declared July 22, 2015.

NET INTEREST MARGIN (FTE)



Maintained Net Interest Margin
$180
$150
$120
$90
$60
$30
$0
5.5%
4.1%
2.8%
1.4%
0.0%
150.9
150.9
153.8
158.6
162.2
79.7
81.9
3.59
3.69
3.69
3.67
3.59
3.59
3.61
2010
2011
2012
2013
2014
2014 YTD
2015 YTD
Net Interest Income ($MM)
Net Interest Margin (%)

STRONG CREDIT QUALITY


% of Net Loans and Leases
Loan & Lease Loss Reserve
Nonperforming Assets
Net Charge-Offs/(Recoveries)*
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
(0.5)
(1.0)
2.83
2.64
2.50
2.35
2.31
2.25
2.81
2.28
1.25
1.29
1.13
0.55
0.66
0.27
0.13
0.02
0.06
(0.71)
2010
2011
2012
2013
2014
2015 YTD

* Note: 2015 YTD net charge-offs/(recoveries) have been annualized

STRONG CAPITAL POSITION

Common Equity Tier 1/Risk-Weighted Assets = 12.72%; "Well Capitalized" = 6.50%



Total Risk-Based Capital/Risk-Weighted Assets
10% = "Well Capitalized"
Tier 1 Leverage Ratio
5% = "Well Capitalized"
Tangible Common Equity/Tangible Assets
20.0%
16.0%
12.0%
8.0%
4.0%
15.34%
16.51%
15.57%
15.86%
15.89%
15.36%
10.39%
11.72%
11.47%
12.08%
12.16%
12.37%
9.12%
10.18%
10.56%
10.76%
11.15%
11.09%
2010
2011
2012
2013
2014
2015 YTD

1st Source Corporation

TANGIBLE BOOK VALUE PER COMMON SHARE*


Consistent Growth
Compound Annual Growth Rate: 6.75%
$25.00
$20.00
$15.00
$10.00
$13.65
$14.15
$14.95
$16.38
$17.67
$18.65
$20.16
$20.87
2008
2009
2010
2011
2012
2013
2014
2015 YTD

* Note: Adjusted for 10% stock dividend declared July 22, 2015.

1st Source Corporation

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

1st Source Growth of 146% vs. Peer Group Growth of 95%



250
225
200
175
150
125
100
75
2009
2010
2011
2012
2013
2014
100
100
100
130
118
126
168
117
108
151
137
128
224
193
183
246
221
195
1st Source
NASDAQ Index
Peer Group

* Assumes $100 invested on December 31, 2009, in 1st Source common stock, NASDAQ market index and peer group index. Total return assumes reinvestment of dividends.

PERFORMANCE – FINANCIAL

- Honor Roll of Bank Superior Performers for 10 Years – KBW, 2012-2015
- #8 of 93 banks – Bank Director Magazine
- #25 – Forbes list of America's Best Banks based on asset quality, capital adequacy and profitability
- Top 31 Performing Banks in U.S. – Sandler O'Neill All Stars
- #38 soundest bank in U.S. – The Banker Magazine (#859 on global list)
- Top 15th Percentile of Community Banks – Seifried & Brew
- 5 Star "Superior" Rating – Bauer Financial
- 27 years of consecutive dividend growth


1st Source Bank

INVESTMENT CONSIDERATIONS

- Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth
- Experienced and proven team with significant investment in bank
- Diversification of product mix and geography with asset generation capability
- Leading market share in community banking markets
- Stable credit quality, strongly reserved
- Strong capital position and 27 consecutive years of dividend growth
- Balance Sheet is asset sensitive – positioned for rising rates over time

CONTACT INFORMATION

Christopher J. Murphy III

Chairman of the Board and CEO

(574) 235-2711

Murphy-C@1stsource.com

Andrea G. Short

CFO and Treasurer

(574) 235-2348

ShortA@1stsource.com

APPENDIX

DEPOSIT COMPOSITION



Deposits By Type (6/30/15)
Savings and Interest Bearing Checking 53%
Noninterest Bearing Checking 21%
CD and IRA 26%



Total Average Deposits ($MM)
Deposits
Effective Rate on Deposits (%)
4000
3500
3000
2500
2000
1500
1000
500
0
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
3605
3555
3574
3701
3778
3872
1.24
0.87
0.61
0.45
0.30
0.28
2010
2011
2012
2013
2014
2015 YTD

DEPOSIT MARKET SHARE – 15 CONTIGUOUS MARKET*



Leading Market Share in Community Banking Markets ($000)
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
June 08
June 09
June 10
June 11
June 12
June 13
June 14
2014
1st Source 12.05%
Chase 7.91%
Wells Fargo 7.82%
Lake City Bank 7.71%
TCU 6.58%
Fifth Third 4.57%
PNC 4.51%
Data as of June 2014 – FDIC (via Bancography)

*Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan.

LOAN DISTRIBUTION AND PERFORMANCE



Loans by Type (6/30/15)
Consumer $148M 4%
Medium and heavy duty truck $245M 7%
Construction equipment financing $422M 11%
Aircraft financing $725M 19%
Auto and light truck $414M 11%
Commercial and agricultural loans $720M 19%
Commercial real estate $617M 17%
Residential real estate $446M 12%



Total Average Loans & Leases ($MM)
Loans & Leases
Yield on Loans & Leases (%)
CAGR: 4.17%
3110
3079
3209
3434
3640
3737
5.53
5.33
5.02
4.69
4.42
4.43
3750
3125
2500
1875
1250
625
0
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2010
2011
2012
2013
2014
2015 YTD

DIVERSE SOURCES OF NONINTEREST INCOME

Noninterest Income Composition



YTD 12/31/14 = $77.9M
Assets Under Management of $4.0B
Trust and wealth management fees 24%
Equipment rental income 22%
Other income 17%
Debit card income 12%
Service charges on deposit accounts 11%
Mortgage banking income 7%
Insurance commissions 7%



YTD 6/30/15 = $41.3M
Insurance commissions provide additional diversification
Assets Under Management of $4.0B
Trust and wealth management fees 24%
Equipment rental income 25%
Other income 15%
Debit card income 12%
Service charges on deposit accounts 11%
Mortgage banking income 6%
Insurance commissions 7%

NONINTEREST EXPENSE

Noninterest Expense Composition

YTD 12/31/14 = $150.0M


Efficiency
Ratio: 60.62%
Personnel
expense
54%
Other
expense
46%

YTD 6/30/15 = $76.3M


Efficiency
Ratio: 59.85%
Personnel
expense
55%
Other
expense
45%

COMMON DIVIDENDS PER SHARE*

27 YEARS OF CONSECUTIVE DIVIDEND GROWTH



$0.900
$0.800
$0.700
$0.600
$0.500
$0.400
$0.300
$0.200
$0.100
$0.000
Compound Annual Growth Rate: 4.94%
$0.409
$0.482
$0.509
$0.527
$0.536
$0.555
$0.582
$0.600
$0.618
$0.645
$0.491
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 YTD

* Note: Adjusted for 10% stock dividend declared July 22, 2015.

PERFORMANCE RECOGNITION

CLIENT

Northwest Indiana Business Quarterly Magazine

Recognized as
'Best Bank for Business,' and
'Best Bank for Obtaining a Business Loan' in Michiana

SBA
Small Business Administration

Great Lakes Community Lender of the Year for 2014

2014 Indiana SBA Community Lender Award

APECS®

Customer Advocacy Award

Midwestern Region

2014 and 2015

FINANCIAL

★★★★★

BauerFinancial

5 Star "Superior" Rating

Highest rating possible. Based on capital ratio, profitability/loss trend, credit quality and CRA ratings

BankDirector

Bank Performance Scorecard

Ranked #8 of 93 banks on list, based on profitability, capital strength and credit quality.

KBW, Inc

2012 – 2015

Bank Honor Roll of Superior Performers

Seifried & Brew

Top 15th Percentile
of Community Banks